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                                                                   EXHIBIT 10.1B


                      SECOND AMENDMENT TO CREDIT AGREEMENT

            THIS SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of December 16, 2002 (this "Amendment"), is among STEEL DYNAMICS, INC. (the "Borrower"), the Lenders (as defined below) signatories hereto, JPMORGAN CHASE BANK, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), GENERAL ELECTRIC CAPITAL CORPORATION, as Documentation Agent, and MORGAN STANLEY SENIOR FUNDING, INC., as Arranger and Syndication Agent.

                              W I T N E S S E T H:

            WHEREAS, the Borrower, certain financial institutions and other Persons (such capitalized term and other capitalized terms used in these recitals to have the meanings set forth or defined by reference in Part I below) from time to time parties thereto (collectively, the "Lenders"), JPMorgan Chase Bank, as Collateral Agent, the Administrative Agent, General Electric Capital Corporation, as Documentation Agent, and Morgan Stanley Senior Funding, Inc., as Arranger and Syndication Agent, are parties to the Credit Agreement, dated as of March 26, 2002, as amended by the First Amendment to Credit Agreement, dated as of August 6, 2002, and as waived by Letter Waiver, dated as of October 6, 2002 (such Credit Agreement, as so amended and waived, the "Existing Credit Agreement");

            WHEREAS, the Borrower has requested that the Lenders amend the Existing Credit Agreement as set forth below; and

            WHEREAS, the Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Existing Credit Agreement in certain respects as set forth below (the Existing Credit Agreement, as so amended or otherwise modified by this Amendment, being referred to as the "Credit Agreement");

            NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

                                     PART I
                                  DEFINITIONS

            SUBPART 1.1. Certain Definitions. The following terms (whether or not underscored) when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

            "Administrative Agent" is defined in the preamble.

            "Amendment" is defined in the preamble.

            "Borrower" is defined in the preamble.

            "Credit Agreement" is defined in the third recital.
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            "Existing Credit Agreement" is defined in the first recital.

            "Second Amendment Effective Date" is defined in Subpart 3.1.

            "Lenders" is defined in the first recital.

            SUBPART 1.2. Other Definitions. Terms for which meanings are provided in the Existing Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.

                                    PART II
                                   AMENDMENTS

            Effective on (and subject to the occurrence of) the Second Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part; except as so amended or otherwise modified by this Amendment, the Existing Credit Agreement and the Loan Documents shall continue in full force and effect in accordance with their terms.

            SUBPART 2.1. Amendment to Article I. Article I of the Existing Credit Agreement is hereby amended in accordance with Subpart 2.1.1.

                  SUBPART 2.1.1. Section 1.01 of the Existing Credit Agreement is hereby amended by inserting the following new definitions therein in the appropriate alphabetical order:

                  "Second Amendment" means the Second Amendment, dated as of
            December 16, 2002, to this Agreement among the Borrower, the Administrative Agent, Morgan Stanley Senior Funding, Inc. and the Lenders parties thereto.

                  "Second Amendment Effective Date" is defined in Subpart 3.1 of the Second Amendment.

            SUBPART 2.2. Amendment to Article V. Article V of the Existing Credit Agreement is hereby amended in accordance with Subpart 2.2.1.

                  SUBPART 2.2.1. Section 5.02(b)(i) of the Existing Credit Agreement is hereby amended by adding at the end thereof new clauses (E) and (F) to read as follows:

                  "(E)  up to an additional $100,000,000 principal amount of
            Senior Notes at any time outstanding; and

                  (F) up to $150,000,000 principal amount of unsecured convertible notes (convertible into common stock of the Borrower) with a maturity and redemption for all of such principal amount at least six months after the final maturity date of the Term B Advances (with the Borrower hereby agreeing not to prepay, redeem, repurchase or otherwise acquire any of such notes prior to the day which is six months after the final maturity date of the Term B Advances) with covenants and defaults no more restrictive on the Borrower than those


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            contained in the Senior Notes, and if issued as subordinated debt, with subordination provisions reasonably satisfactory to the Arranger and the Administrative Agent."

                                    PART III
                          CONDITIONS TO EFFECTIVENESS

            SUBPART 3.1. Effectiveness. This Amendment and the amendments contained herein shall become effective on the date (the "Second Amendment Effective Date") when each of the conditions set forth in this Part shall have been fulfilled to the satisfaction of the Administrative Agent.

                        SUBPART 3.1.1. Execution of Counterparts. The Administrative Agent and the Arranger shall have received counterparts of this Amendment, duly executed and delivered on behalf of the Borrower, the Administrative Agent and the Required Lenders.

                        SUBPART 3.1.2. Expenses. The Borrower shall have paid all expenses (including the fees and expenses of Shearman & Sterling) incurred in connection with the preparation, negotiation and execution of this Amendment and matters relating to the Credit Agreement from and after the closing thereof to the extent invoiced.

                        SUBPART 3.1.3. Legal Details, etc. All documents executed or submitted pursuant hereto shall be satisfactory in form and substance to the Administrative Agent and the Arranger and Shearman & Sterling as counsel. The Administrative Agent, the Arranger and counsel shall have received all information and such counterpart originals or such certified or other copies or such materials as the Administrative Agent, the Arranger or counsel may reasonably request, and all legal matters incident to the transactions contemplated by this Amendment shall be satisfactory to the Administrative Agent, the Arranger and counsel.

                                    PART IV
                  MISCELLANEOUS; REPRESENTATIONS AND COVENANTS

            SUBPART 4.1. Continuing Effectiveness, etc. As amended hereby, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the Second Amendment Effective Date, all references in the Credit Agreement and each other Loan Document to the "Agreement" or "Credit Agreement", as applicable, shall refer to the Existing Credit Agreement, after giving effect to this Amendment, and this Amendment shall be a Loan Document for all purposes. The Borrower hereby confirms its obligations under Section 8.04 of the Credit Agreement to pay all fees and expenses of the Administrative Agent and the Arranger (including reasonable fees and out-of-pocket expenses of Shearman & Sterling) in connection with this Amendment and other ongoing administration of the Credit Agreement as provided in Section 8.04 of the Credit Agreement since the last invoice it received.

            SUBPART 4.2. Mandatory Prepayments. The Borrower hereby confirms its obligations under Section 2.06(b)(iii) of the Credit Agreement to prepay an aggregate principal amount of Advances equal to 75% of the amount of Net Cash Proceeds from the incurrence or


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issuance by the Borrower of any Debt described in Sections 5.02(b)(i)(E) and (F)
of the Credit Agreement.

            SUBPART 4.3. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

            SUBPART 4.4. Governing Law. THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

            SUBPART 4.5. Successors and Assigns. This Amendment shall be binding upon the Borrower, the Lenders and the Agents and their respective successors and assigns, and shall inure to their successors and assigns.

            SUBPART 4.6. Representations and Warranties. In order to induce the Lenders to execute and deliver this Amendment, the Borrower represents and warrants to the Agents, the Lenders and the Issuing Bank that, after giving effect to the terms of this Amendment, the following statements are true and correct: (a) the representations and warranties set forth in Article IV of the Existing Credit Agreement and in the other Loan Documents are true and correct on the Second Amendment Effective Date as if made on the Second Amendment Effective Date and after giving effect to the Second Amendment (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date) and (b) no Default has occurred and is continuing.

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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective authorized officers as of the day and year first above written.

                                      STEEL DYNAMICS, INC.


                                      By:  /s/ THERESA WAGLER
                                          -------------------------------------
                                          Title: ASSISTANT SECRETARY
LENDERS:


                                      JPMORGAN CHASE BANK,
                                        as Administrative Agent and Collateral
                                            Agent and as a Lender

                                      By: /s/ JAMES H. RAMAGE
                                          -------------------------------------
                                          Title: MANAGING DIRECTOR

                                      MORGAN STANLEY SENIOR FUNDING, INC.,
                                        as Arranger and Syndication Agent and as
                                            a Lender


                                      By: /s/ LUCY K. GALBRAITH
                                          ----------------------------------
                                          Title: VICE PRESIDENT


                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                        as Documentation Agent and as a Lender


                                      By:  /s/ ILLEGIBLE
                                          ----------------------------------
                                          Title: DULY AUTHORIZED SIGNATORY